Exhibit 10.78
AMENDMENT NO. 2 TO CREDIT AGREEMENT
     AMENDMENT NO. 2 dated as of June 22, 2010 (the “Amendment”) to the Credit, Security, Guaranty and Pledge Agreement dated as of October 6, 2009 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”) among (i) LIONS GATE MANDATE FINANCING VEHICLE INC., (ii) the BORROWERS REFERRED TO THEREIN, (iii) the GUARANTORS referred to therein, (iv) the LENDERS referred to therein (each, a “Lender,” and collectively, the “Lenders”), (v) JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Issuing Bank, (vi) UNION BANK, N.A., as Co-Administrative Agent and (vii) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agent.
     The Borrowers have requested, and the Administrative Agent and the Required Lenders have agreed, to amend the Credit Agreement as set forth herein.
     Therefore, the parties hereto hereby agree as follows:
     1. Defined Terms. All terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
     2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as of the Effective Date (as defined below) as follows:
          (a) The definition of “Change in Management” in Article 1 of the Credit Agreement is hereby amended by deleting the words “any three of (i) Jon Feltheimer, (ii) Michael Burns, (iii) Joseph Drake or (iv) Steven Beeks” in the first two lines thereof and replacing them with the following:
          (b) “either (i) both Jon Feltheimer and Michael Burns or (ii) all four of Joseph Drake, Steven Beeks, Kevin Beggs and Michael Paseornek”.
     3. Conditions to Effectiveness. The provisions of Section 2 of this Amendment shall not become effective until the date upon which all of the following conditions precedent have been satisfied (such date, the “Effective Date”):
          (a) the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of each of the Borrowers, each of the Guarantors and each of the Required Lenders;
          (b) the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Administrative Agent) due and payable by any Credit Party to the Administrative Agent and/or the Lenders pursuant to the Credit Agreement or any other Fundamental Document; and
          (c) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.

     4. Representations and Warranties. Each Credit Party represents and warrants that:
          (c) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and
          (d) after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing on and as of the date hereof.
     5. Fundamental Document. This Amendment is designated a Fundamental Document by the Administrative Agent.
     6. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement (as previously amended) shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import shall mean, unless the context otherwise requires, the Credit Agreement as amended by this Amendment. This Amendment shall not be construed as extending to any other matter, similar or dissimilar, or entitling the Credit Parties to any future amendments regarding similar matters or otherwise.
     7. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
     9. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Administrative Agent and Co-Administrative Agent in connection with the preparation, enforcement, waiver or modification, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent and the Co-Administrative Agent.
     10. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.
[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

PARENT: LIONS GATE MANDATE FINANCING VEHICLE INC.
By:	/s/ Wayne Levin
	Name:	Wayne Levin
Title:

BORROWERS NEXT PRODUCTION INC.
By:	/s/ Wayne Levin
	Name:	Wayne Levin
Title:

IWC PRODUCTIONS, LLC
By:	/s/ Wayne Levin
	Name:	Wayne Levin
Title:

[Signature Page to Amendment No. 2]

LENDERS: JPMORGAN CHASE BANK, N.A. individually and as Administrative Agent
By:	/s/ Kin W. Cheng
	Name:	Kin W. Cheng
	Title:	Vice President

UNION BANK, N.A. individually and as Co-Administrative Agent
By:	/s/ Brian Stearns
	Name:	Brian Stearns
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION individually and as Documentation Agent
By:	/s/ Christine Ball
	Name:	Christine Ball
	Title:	Senior Vice President

COMERICA BANK
By:	/s/ Adam Korn
	Name:	Adam Korn
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Jodi Chong
	Name:	Jodi Chong
	Title:	Assistant Vice President

CITY NATIONAL BANK
By:	/s/ Norman B. Starr
	Name:	Norman B. Starr
	Title:	Senior Vice President

[Signature Page to Amendment No. 2]